E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A NASDAQ Traded Company - Symbol HBNC INVESTOR PRESENTATION | APRIL 28, 2021

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Forward-Looking Statements This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission (the “SEC”), including those described in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2020 and other subsequent filings with the SEC. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. Please see slides 38-49. Important Information 2

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Corporate Overview 3

1Q21 Highlights

Strong profitability

- Net income of $20.4M, or $0.46 per share
- ROAA of 1.40%, or 1.35% adjusted*
- ROAE of 11.88%, or 11.46% adjusted*
- Pre-tax, pre-provision net income of $24.2M, a 1Q record

Further asset quality improvement

- Provision expense of $367K for modest allowance build
- NPLs decline 6.5% during quarter to 0.68% of loans at 3/31
- Substandard loans decline 12.5% during quarter to 2.4% of loans at 3/31
- NCOs/average loans unchanged at 0.01%

Disciplined expense management

- Non-interest expense/average assets improved to 2.20%
- Efficiency ratio improved to 57.03%, or 57.97% adjusted*

Meaningful contributions from mortgage

- $5.5M of mortgage related fees in what is historically the seasonally lightest volume quarter
- Origination volume of $155.6M down 16.4% from record fourth quarter

NIM compression tempered by funding costs

- Expected NIM compression reflected anticipated asset pricing headwinds, partially offset by further reduction in cost of interest bearing liabilities to 0.50% and previously disclosed initiatives to optimize returns on earning assets including increasing investment securities to 23.5%

($000s except per share data)	1Q21	Change % vs. 4Q20	Change % vs. 1Q20
Income Statement			
Net interest income	$42,538	(2.5)%	3.9%
Non-interest income	$13,873	(29.7)%	15.0%
Reported net income	$20,422	(6.7)%	75.2%
Diluted EPS	$0.46	(8.0)%	76.9%
Efficiency ratio	57.03%	(0.51)%	(1.76)%
Return on Average Assets	1.40%	(0.09)%	0.51%
Return on Average Equity	11.88%	(0.91)%	4.86%
Balance Sheet			
Average earning assets	$5,439,634	1.4%	14.6%
Average total loans	$3,780,339	-4.3%	4.9%
Average total deposits	$4,587,371	8.0%	16.4%
Credit Quality			
Non-performing assets	$26,799	(6.7)%	(0.1)%
Allowance for credit losses to total loans	1.56%	9 bps	26 bps
NPA ratio	0.44%	(5) bps	(6) bps
Net charge-offs to avg. loans for the period	0.01%	0 bps	0 bps

* Excluding benefit from gains on sale of investment securities, net of tax

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HORIZON BANK

Seasoned Management Team



Craig M. Dwight
Chairman & CEO
- 42 Years of Banking Experience
- 22 Years as President or CEO of Bank



James D. "Jim" Neff
President
- 43 Years of Banking Experience
- 3 Years as President
- 20 Years as Senior Mortgage and Retail Credit Officer



Lynn M. Kerber
EVP & Commercial Credit Officer
- 26 Years of Banking Experience
- 4 Years with Horizon as Senior Commercial Credit Officer



Mark E. Secor
EVP & Chief Financial Officer
- 32 Years of Banking & Public Accounting Experience
- 12 Years with Horizon as CFO Executive Vice President of Horizon



Kathie A. DeRuiter
EVP & Senior Operations Officer
- 31 Years of Banking and Operational Experience
- 20 Years as Senior Bank Operations Officer



Dennis J. Kuhn
EVP & Chief Commercial Banking Officer
- 36 Years of Banking Experience
- 11 Years with Horizon, 3 years as Chief Commercial Banking Officer



Todd A. Etzler
EVP & Corporate Secretary & General Counsel
- 29 Years of Corporate Legal Experience and 10 years of General Counsel Experience
- 3 Years as SVP and General Counsel

SEASONED LEADERSHIP

- Executive team has collectively >200 total years' banking experience
- Horizon's middle management team on average has >25 years of banking experience
- Horizon's employees understand the value of work

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 6 2002 - 2007 Organic M&A • St. Joseph, MI • South Bend, IN • Elkhart, IN • Merrillville, IN • Anchor Mortgage • Alliance Financial 2008 - 2013 Organic M&A • Kalamazoo, MI • Indianapolis, IN • American Trust • Heartland Bancshares 2014 - 2021 Organic M&A • Carmel, IN • Ft. Wayne, IN • Grand Rapids, MI • Columbus, OH(1) • Noblesville, IN • Holland, MI • Gary, IN • 1st Mtg. • Summit • Peoples • Farmers • LaPorte • CNB • Bargersville • Lafayette • Wolverine • Salin 12 14 Organic Expansions M&A (1) Columbus location closed February 2018. A History of Profitable Growth Extensive and Diligent M&A Expertise Supplements Organic Growth $0.7 $0.8 $0.9 $1.1 $1.2 $1.3 $1.3 $1.4 $1.4 $1.5 $1.8 $1.8 $2.1 $2.7 $3.1 $4.0 $4.2 $5.2 $5.9 $5 $7 $7 $7 $7 $8 $9 $9 $10 $13 $20 $20 $18 $21 $24 $33 $53 $67 $68 - 10 20 30 40 50 60 70 80 - 1.00 2.00 3.00 4.00 5.00 6.00 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Total Assets ($B) Net Income ($M)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 7 * U.S. Bureau of Economic Analysis, retrieved from FRED, Federal Reserve Bank of St. Louis, fred.stlouisfed.org. Built to Outpace GDP & Industry Over Long-Term Assets grew 8% ex. PPP during 2020 and are expected to remain stable in 2021 11% 23% 5% 21% 23% 8% 3% 4% 6% 1% 10% 20% -5% 18% 28% 18% 26% 7% 24% 12% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 HBNC Annual Asset Growth, ex. PPP HBNC Annual Asset Growth, w/ PPP GDP Annual Growth* All Commercial Bank Annual Asset Growth* Well-Established Long-Term Goals Meaningfully outpace GDP and industry ~50/50 growth organic/acquired Organic growth of ≥3x GDP growth 2011 - 2020 2016 - 2020 16% average asset growth 4.5x GDP 2.7x banks 18% average asset growth 5.5x GDP 2.9x banks

Diversified & Attractive Footprint



MICHIGAN
$1.3B IN LOANS
WISCONSIN
Milwaukee
Madison
LAKE MICHIGAN
Grand Rapids
Lansing
Ann Arbor
Detroit
Chicago
Michigan City
SOUTH SHORE LINE
South Bend
Fort Wayne
Lafayette
ILLINOIS
Indianapolis
OHIO
INDIANA
$2.0B IN LOANS
Louisville
KENTUCKY

Serving the Right Side of Chicago

Headquartered in Michigan City, IN, with 74 locations in attractive markets in Indiana and Michigan

Double commuter track addition to the South Shore train lines supports growth in Northwest Indiana, which offers proximity to Chicago, with lower taxes and cost of living

Major colleges and universities throughout footprint, including Notre Dame University, Purdue University, University of Michigan and Michigan State University

INDIANA	MICHIGAN
3/31/21 Loans: $2.0B	3/31/21 Loans: $1.3B
61% of Loans	39% of Loans

Multiple Revenue Streams Diversifies Risk

Retail Banking	Mortgage Banking
Business Banking	Wealth Management

Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles

Note: Total loan figures for Indiana and Michigan are as of 3/31/21 and do not include Mortgage Warehouse.

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Attractive & Stable Midwest Markets

Top 5 Markets by Deposits

Michigan City, IN / La Porte, IN (Legacy)



$1.1B Deposits
8 Branches

- Significant manufacturing, healthcare, and education industries
- Over $1.5B in public and private investments since 2012
- Double commuter track addition to the South Shore train lines

Indianapolis, IN (Growth)



$680M Deposits
9 Branches

- Greater Indianapolis area exhibits strong growth

Northwest Indiana (Growth)



$548M Deposits
11 Branches

- Double commuter track addition to the South Shore train lines
- High cost of living in Chicago
- Population density of Chicago

Southwest Michigan* (Growth)



$413M Deposits
8 Branches

- Similar culture and economic base to legacy markets in Northern Indiana
- Grand Rapids one of the most attractive markets in the Midwest

Lafayette, IN (Growth)



$322M Deposits
7 Branches

- Purdue University collaborates with contiguous cities of Lafayette and West Lafayette
- Subaru expanding facilities

	Michigan City, IN La Porte, IN	Indianapolis, IN	Northwest Indiana	Southwest Michigan*	Lafayette, IN
Median HHI	$53,255	$65,306	$74,285	$58,856	$59,404
'20 – '25 HHI Growth	6.8%	11.2%	11.5%	11.8%	10.9%
'20 – '25 Pop. Growth	0.12%	3.81%	0.08%	1.02%	3.86%

Source: S&P Global Market Intelligence. Note: Core market demographics reflect MSA data. Deposit data as of 6/30/20.
*Southwest Michigan defined as the MSAs of Niles, Grand Rapids-Kentwood and Kalamazoo-Portage. Demographic data weighted by HBNC deposits.

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 64,805 95,932 107,439 54% 68% 77% 50% 54% 58% 62% 66% 70% 74% 78% 82% 40,000 50,000 60,000 70,000 80,000 90,000 100,000 110,000 March 2019 March 2020 March 2021 Active Online Banking Users Active Online Banking Users As a Percentage to Checking Accounts 10 • Approximately 77% of demand deposit account holders were active online banking users at March 31, 2021 • Approximately 74% of transactions in March 2021 were through digital or virtual channels 48% 44% 57% 73% 74% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 80% 100,000 200,000 300,000 400,000 500,000 600,000 700,000 2017 2018 2019 2020 1Q21 Monthly Transaction Volume Digital Transactions Branch Transactions % Digital Transactions Digital Transformation

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 11 Financial Highlights

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 12 $ B $21.8 $23.7 $26.7 $26.9 $24.2 $11.2 $14.4 $19.4 $22.8 $19.7 $0.24 $0.32 $0.45 $0.52 $0.44 1Q20 2Q20 3Q20 4Q20 1Q21 Adj. Net Income(1) Pre-tax, Pre-provision Income Adj. Net Income Adj. EPS 1.63% 1.68% 1.76% 1.91% 1.59% 1Q20 2Q20 3Q20 4Q20 1Q21 Adj. PTPP ROAA(1) Adj. PTPP ROAA $39.5 $41.4 $41.9 $45.0 $41.0 3.44% 3.35% 3.27% 3.44% 3.17% 1Q20 2Q20 3Q20 4Q20 1Q21 Adj. Net Interest Income(1) Adj. Net Interest Income Adj. NIM $ B (1) Footnote Index included in Appendix (see slides 37-49 for non-GAAP reconciliation) 0.85% 1.03% 1.34% 1.56% 1.35% 1Q20 2Q20 3Q20 4Q20 1Q21 Adj. ROAA(1) Adj. ROAA Stable Core Earnings

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 3.36%3.42%3.31% 3.45% 3.66%3.71%3.63%3.61%3.58%3.60%3.59% 3.43%3.46% 3.61%3.67% 3.49%3.44% 3.35% 3.27% 3.44% 3.17% 0.66%0.63% 0.62% 0.50%0.48%0.50%0.55% 0.63%0.70% 0.82% 0.93% 1.07% 1.19%1.13%1.10%1.04% 0.95% 0.60% 0.53% 0.45% 0.40% 0.50% 0.50%0.50% 0.55% 0.80% 1.05% 1.25%1.29% 1.53% 1.80% 2.01% 2.28% 2.50%2.50% 2.30% 1.83% 1.40% 0.25% 0.25% 0.25%0.25% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Net Interest Margin Adj. NIM (1) Adj. Cost of Core Funds (1) Avg. Fed Funds Rate (2) • PPP loans increased the first quarter margin an additional ~ 10bps • Excess liquidity carried on the balance sheet compressed the first quarter margin ~ 16bps 13 (1) Footnote Index included in Appendix (see slides 37-49 for non-GAAP reconciliation) (2) Source: S&P Global Market Intelligence. Net Interest Margin

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® PPP loans: • Increased the first quarter 2021 loan yield an additional ~ 6bps • Increased the fourth quarter 2020 loan yield an additional ~ 15bps Commercial loans: • 63% fixed / 37% variable • 25% of variable rate commercial loans have floors, 77% of which are at their floor Retained mortgage loans: • 34% fixed / 66% variable • 98% of variable rate mortgage loans have floors, 7% of which are at their floor Consumer loans: • 65% fixed / 35% variable • 45% of variable rate consumer loans have floors, 59% of which are at their floor 14 Declining Loan Yields Directionally Consistent with Funding Costs $3.6 $3.7 $3.7 $3.6 $3.7 $4.0 $4.0 $4.0 $3.8 5.27% 5.29% 5.41% 5.10% 5.03% 4.54% 4.39% 4.72% 4.39% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Yield on Loans (%) / Total Loans ($B) Total Loans Yield on Loans (%)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Non-interest bearing 24% Interest bearing(1) 62% CDs 14% 15 • Non-interest bearing balances increased 2% • In-market relationships, strategic pricing and runoff of higher-priced time deposits, contributed to continued reduction in total deposit cost to 0.21% • CDs maturing in 2021 total $359 million with a weighted average rate of 0.90% • Account and deposit retention data very strong to date Average Cost(1) Average Deposits ($000s) 1Q 2021 Average Balances 4Q 2020 Average Balances 1Q 2021 (QTD) 4Q 2020 (QTD) Non-interest bearing $1,063,268 $1,037,232 0.00% 0.00% Interest bearing (excluding CDs) $2,860,210 $ 2,757,275 0.10% 0.11% Time Deposits (CDs) $663,893 $693,549 1.00% 1.12% Total Deposits $ 4,587,371 $ 4,488,056 0.21% 0.24% (1) Footnote Index included in Appendix (see slides 37-49 for non-GAAP reconciliation) Strong Core Deposits CD Re-Pricing Opportunities Total Deposits at 3/31/21 $4.7B

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Jumbo, 42.8% Rental, 0.9% Conforming, 52.3% Construction, 4.0% Total Outstanding at 3/31/21 $582M 16 $365,865 $408,972 $756,859 $110,847 $155,561 2018 2019 2020 1Q20 (YTD) 1Q21 (YTD) $ 0 0 0 s $2,120 $1,914 -$3,716 $25 $213 $6,613 $9,208 $26,721 $3,473 $5,296 2018 2019 2020 1Q20 (YTD) 1Q21 (YTD) Servicing, net Gain on Sale $ 0 0 0 s Mortgage Contribution Continued Strength in Mortgage Refinancings Represent 65% of Volume Mortgage Volume • Mortgage-related non-interest income remained strong in Q1, growing 57.5% year-over-year and contributing nearly 40% of total non-interest income in the period • 81% of production sold YTD • Predominantly in-market lender • Portfolio mortgages o Underwriting to Fannie Mae guidelines o Full documentation of employment, income and asset verification o 92.2% prime with credit score ≥670

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 17 Efficiency Ratio(1) 1Q ’21 Highlights (1) Footnote Index included in Appendix (see slides 37-49 for non-GAAP reconciliation) Focus on Expense Control 58.8% 56.2% 55.6% 57.5% 57.0% 59.4% 56.5% 56.6% 56.5% 58.0% 1Q20 2Q20 3Q20 4Q20 1Q21 Efficiency Ratio Adj. Efficiency Ratio $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 1Q20 2Q20 3Q20 4Q20 1Q21 Non-interest Expense Breakout ($M) Salaries & Employee Benefits Net Occupancy Expenses Data Processing Professional Fees Outside Services & Consultants Loan Expense Other • More normalized performance-based compensation accruals o Nominal levels in 1Q20 at outset of pandemic, followed by elevated 4Q20 to reflect record full-year performance metrics o 2021 quarterly accruals expected to be more evenly distributed • Efficiency ratio improved to 57.03%, or 57.97% adjusted(1) for 1Q21 • Annualized non-interest expense improved to 2.20% of average assets for the three months ended March 31, 2021

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 18 ($000s, unaudited) 12/31/20 Net Reserve Build(1) 1Q21 3/31/21 Commercial $ 42,210 $ 770 $ 42,980 Retail Mortgage 4,620 (391) 4,229 Warehousing 1,267 (104) 1,163 Consumer 8,930 (116) 8,814 Allowance for Credit Losses $ 57,027 $ 159 $ 57,186 ACL/Total Loans 1.47% 1.56% Acquired Loan Discount $ 11,494 $ (221) $ 11,273 (1) Net Reserve Build is equal to the provision for credit losses net of net charge-offs/recoveries. Stable Credit Loss Reserves

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Loan Portfolio Review 19

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Commercial, $2,178M, 59% Residential Mortgage, $582M, 16% Consumer, $638M, 18% Mortgage Warehouse, $266M, 7% Held For Sale, $8M, 0% 20 Gross Loans at 3/31/21 $3.7B Diversified & Granular Loan Portfolio Commercial Loans by Industry ($M) 3/31/21 Balance % of Commercial Portfolio % of Total Loan Portfolio Lessors – Residential Multi Family $225 10.3% 6.1% Health Care, Educational & Social 169 7.8% 4.6% Office (except medical) 156 7.2% 4.2% Hotel 143 6.6% 3.9% Construction 140 6.4% 3.8% Retail 135 6.2% 3.7% Individual and Other Services 133 6.1% 3.6% Real Estate Rental & Leasing 129 5.9% 3.5% Manufacturing 110 5.1% 3.0% Restaurants 92 4.2% 2.5% Lessors – Student Housing 83 3.8% 2.3% Warehouse/Industrial 82 3.8% 2.2% Professional & Technical Services 80 3.7% 2.2% Medical Office 69 3.2% 1.9% Retail Trade 63 2.9% 1.7% Mini Storage 53 2.4% 1.4% Transportation & Warehousing 43 2.0% 1.2% Farm Land 39 1.8% 1.1% Leisure and Hospitality 39 1.8% 1.1% Lessors – Residential 1–4 Family 35 1.6% 1.0% Government 25 1.1% 0.7% Wholesale Trade 25 1.1% 0.7% Agriculture 21 1.0% 0.6% Other 89 4.0% 2.4% Total $2,178 100.0% 59.4%

Deferrals Decline to 2.5% of Loans

Payment Extensions / Modifications By Loan Type

($ in millions)	December 31, 2020				March 31, 2021				Net Balance
Type of Loan	#	Net Balance	% of Total	% of Portfolio	#	Net Balance	% of Total	% of Portfolio	% Decrease
Commercial	55	$120.7	95.3%	5.5%	36	$89.4	97.6%	4.1%	-25.9%
Mortgage (Retained Only)	26	5.2	4.1%	0.8%	13	1.4	1.5%	0.2%	-73.1%
Indirect Auto	10	0.2	0.3%	0.1%	2	0.0	0.0%	0.0%	-100.0%
Direct	8	0.3	0.2%	0.4%	5	0.7	0.8%	1.1%	133.3%
Consumer Revolving	4	0.3	0.1%	0.1%	2	0.1	0.1%	0.0%	-66.7%
Total	103	$126.7	100.0%	3.3%	58	$91.6	100.0%	2.5%	-27.7%
Mortgage (Serviced Only)	66				56				

Payment Extensions / Modifications By Type

($ in millions)	December 31, 2020 Type				March 31, 2021 Type			
	Principal & Interest		Interest Only		Principal & Interest		Interest Only	
Type of Loan	#	Net Balance	#	Net Balance	#	Net Balance	#	Net Balance
Commercial	2	$5.5	53	$115.2	3	$5.9	33	$83.5
Mortgage (Retained Only)	26	5.2	0	0.0	13	1.4	0	0.0
Indirect Auto	10	0.2	0	0.0	2	0.0	0	0.0
Direct	8	0.3	0	0.0	5	0.7	0	0.0
Consumer Revolving	1	0.0	3	0.3	2	0.1	0	0.0
Total	47	$11.2	56	$115.5	25	$8.1	33	$83.5

Payment Extensions / Modifications By Term

($ in millions)	December 31, 2020 Type				March 31, 2021 Type			
	90 Days or Less		Over 90 Days		90 Days or Less		Over 90 Days	
Type of Loan	#	Net Balance	#	Net Balance	#	Net Balance	#	Net Balance
Commercial	20	$31.7	35	$89.0	18	$38.8	18	$50.6
Mortgage (Retained Only)	21	4.7	5	0.5	11	1.3	2	0.1
Indirect Auto	10	0.2	0	0.0	2	0.0	0	0.0
Direct	5	0.2	3	0.1	3	0.7	2	0.0
Consumer Revolving	4	0.3	0	0.0	0	0.0	2	0.1
Total	60	$37.1	43	$89.6	34	$40.8	24	$50.8

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® • Experienced commercial lenders (20+ years on average) • Focus on in-market sponsors in resilient markets • Predominantly a secured lender with recourse to owners • Prudent underwriting standards Northern Indiana, 24% Central Indiana, 33% Other, 0% Michigan, 43% Geography at 3/31/21 Non-Owner Occupied Real Estate, 45.8% C&I, 29.6% Owner Occ. Real Estate, 20.1% Agriculture, 2.8% Develop./Land, 1.2% Res. Spec. Homes, 0.5% Category at 3/31/21 Geography at June 30, 2020 $2.2 billion in Total Commercial Loans Diversified Commercial Lending 22 • 30-89 days past due • 1Q21 – 0.11% • 4Q20 – 0.15% • NPLs • 1Q21 – 0.59% • 4Q20 – 0.65%

HORIZON BANK

Sectors with Escalated Monitoring

In-Footprint Focus with Many Longstanding Relationships

Hotels

- 16 relationships with $142.8M outstanding across 36 loans
- Average LTV of 58% and average loan size of ~ $4.0M
- Approximately 77% select service / 11% full service / 7% independent / 5% economy properties
- Modifications of $81.8M; (57%)
  - 93% of modifications paying interest monthly
- Concentrated in Marriott, Hilton, IHG brands; (88%)
- 70% of portfolio with sponsors exhibiting verified liquidity >$10M

Non-Owner Occupied Retail

- 75 loans with $134.8M outstanding (excluding PPP)
- Average LTV 51% and average loan size of ~ $1.8M
- Modifications of $3.1M; (2%)

Restaurants

- Over 156 loans with $56.5M outstanding (excluding PPP loans)
- 36% full-service / 52% limited-service
- Modifications of $1.9M; (3%)
- Franchise restaurants $36.3M outstanding; (64%)
- All loans making payments, no delinquency, 6 modified loans



$3.67B in Total Loans Outstanding at 3/31/21
Hotel, 3.9%
NOO - Retail, 3.7%
Restaurant, 1.5%
Leisure & Hospitality, 0.8%

Leisure & Hospitality

- 57 loans with $30.6M outstanding (excluding PPP loans)
- Diverse borrowers, i.e. golf courses, entertainment facilities, fitness establishments, zoo
- No modified loans

Note: Modifications and outstandings as of 3/31/21

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HORIZON BANK

HOTEL SECTOR

Predominately Highway Locations & Limited Service Properties


WISCONSIN
Milwaukee
Madison
LAKE MICHIGAN
MICHIGAN
Grand Rapids
Lansing
Ann Arbor
Detroit
Chicago
Michigan City
SOUTH SHORE LINE
South Bend
Fort Wayne
OHIO
ILLINOIS
Lafayette
INDIANA
Indianapolis
Louisville
KENTUCKY
Cities with hotels financed by Horizon

ALL HOTELS OPEN

All hotel loans in Horizon's portfolio are open for business

Improving trends with the majority of Horizon's hotel portfolio reporting average occupancy for March '21 at 58%, an improvement over the 34% reported for December '20

Strong brands including Marriott, Hilton, IHG, Wyndham, Choice Hotels and independent brands

Borrowers are long-time operators that have managed through multiple economic cycles and most have liquid resources available to them

16 Relationships 36 Loans	$143M Outstanding 3.9% of Total Loans

FAVORABLE LOCATIONS

Majority are located near major interstate highways or resort communities, which have rebounded faster than hotels located in metropolitan areas

93% of modified hotel loans making interest payments monthly

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® $404 $407 $823 $229 $208 0.01% 0.01% 0.02% 0.01% 0.01% 1Q20 2Q20 3Q20 4Q20 1Q21 Net Charge Offs NCOs NCOs/Average Loans $ 0 0 0 s $24,002 $28,056 $29,314 $26,807 $25,066 0.65% 0.70% 0.72% 0.69% 0.68% 1Q20 2Q20 3Q20 4Q20 1Q21 Non-Performing Loans NPLs (period end) NPLs/Loans (period end) $ 0 0 0 s $8,600 $7,057 $2,052 $3,042 $367 1Q20 2Q20 3Q20 4Q20 1Q21 $ 0 0 0 s 25 CECL $48,440 $55,090 $56,319 $57,027 $57,186 1.30% 1.38% 1.39% 1.47% 1.56% 1Q20 2Q20 3Q20 4Q20 1Q21 ACL ACL/Loans Strong Asset Quality Metrics Allowance for Credit Losses (“ACL”) (CECL Implementation 1Q20) $ 0 0 0 s Credit Loss Expense (CECL Implementation 1Q20) 1Q21 ACL/Loans excluding PPP Loans = 1.67% 1Q21 ACL/Loans excluding PPP & Warehouse Loans = 1.81%

Key Franchise Highlights

Seasoned management team – over 200 years combined banking experience

Geographic diversification & exposure – strong market share in core footprint

Stable Midwest markets with balanced industrial bases and growth opportunities

High quality balance sheet with strong liquidity – approximately $2.0 billion of cash and securities as of 3/31/21

Robust capital position 15.8% Tier 1 and 16.9% Total RBC as of 3/31/21

Diversified loan portfolio and complementary counter-cyclical revenue streams

Historical run rate demonstrates strong core operating earnings

30-year unbroken quarterly cash dividend record, with strong cash position at the holding company that represents approximately 17 quarters of the current dividend plus fixed costs

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 27 Appendix

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® EMPLOYEES CONSUMERS BUSINESSES COMMUNITIES Safety and well being of employees & families is our first priority Installed sneeze guards, customer directional signage, implemented mask requirements, and continuing with sanitizing and social distancing protocols. Substantial reduction in percentage of employees working remotely 100% of our branch locations are open to lobby traffic Payment Relief: • Approximately $2 million in consumer & mortgage loans with payment extensions, down from $63 million at June 30, 2020 • Continue to provide new loans to qualified applicants • Providing mortgage loan education programs • Providing additional financial assistance in the form of fee waivers, freeze on all debt collection activities Preferred SBA Lender: • Active Participant in all SBA loan programs (PPP, 7a, Express & 504) Payment Relief Programs: • Approximately $89 million in commercial loans with payment extensions, down from $470 million at June 30, 2020 • Processed and received approval for 3,807 PPP loans (Rounds One and Two), funding approximately $441.8 million • As of March 31, 2021, $185.7 million forgiven. Increased volunteerism in support of local not-for-profit entities Contributed over $300,000 to COVID-19 related not-for-profit efforts (local food banks, United Way, housing) Participated in community conference calls related to COVID-19 Partnered with local neighborhood housing partnerships to provide funding for low to moderate income families Partnered with local Certified Development Corporations to provide capital to small businesses 28 Note: Modification and PPP data as of March 31, 2021 COVID-19 Response Supporting Employees, Customers & Communities

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 29 Leveraging the CARES Act to provide additional support to small businesses and their employees • PPP loans totaled ~ $252.3 million through March 31, 2021 • Average loan size less than $119,000 • Continue to process PPP forgiveness applications • Outstanding deferred fees ~ $7.3 million as of March 31, 2021 > $1M, 33% > $350K - $1M, 19% > $50K - $150K, 19% > $150K - $350K, 20% $50K and under, 9% 2,126 PPP Loans Outstanding Payroll Protection Program Through March 31, 2021

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 2% 2% 2% 3% 3% 4% 4% 6% 7% 7% 10% Lessors - Residential 1-4 Farm Land Mini Storage All Others Medical Office Warehouse/ Industrial Lessors Student Housing Retail Motel Office (except medical) Lessors - Residential Multi Note: Data as of 3/31/21 0% 1% 1% 1% 2% 2% 2% 2% 3% 3% 4% Wholesale Trade All Others Leisure and Hospitality Professional & Technical Services Construction Manufacturing Restaurants Retail Trade Individuals and Other Services Health Care, Edu. Social Assist. Real Estate Rental & Leasing 1% 1% 1% 1% 2% 2% 2% 2% 3% 3% 3% 5% 5% Wholesale Trade Administrative Services Agriculture Retail Trade Transportation & Warehousing Real Estate Rental & Leasing All Others Professional & Technical Services Restaurants Manufacturing Individuals and Other Services Health Care, Educational Social Assist. Construction 30 Non-Owner Occupied CRE – % of Total Commercial Loans Owner Occupied CRE – % of Total Commercial Loans 49% of Total Commercial Loans $1.1 billion 20% of Total Commercial Loans $0.4 billion C&I Loans – % of Total Commercial Loans 31% of Total Commercial Loans $0.7 billion Low Levels of Concentrated Exposure Commercial Portfolio By Industry Type

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 31 • 99.4% secured consumer loans • 94.5% prime, with credit scores ≥700 for 82.6% of portfolio and <640 for 5.5% • Rescored annually • HELOC combined LTV limited to 89.9% • Strong asset quality through end of 1Q21 • 30-89 days past due • 1Q21 – 0.24% • 4Q20 – 0.41% • NPLs • 1Q21 – 0.68% • 4Q20 – 0.68% Indirect Auto, 55.2% Direct Auto, 2.7% Home Equity Term, 4.6% HELOCs, 34.1% RV & Boat, 2.5% Unsecured, 0.6% Other, 0.3% Total Outstanding at 3/31/21 $638M Quality Consumer Loan Portfolio as of March 31, 2021

Prime Mortgage Loan Portfolio

as of March 31, 2021

- 81% of production sold YTD
- Predominantly in-market lender
- Portfolio mortgages
  - Underwriting to Fannie Mae guidelines
  - Full documentation of employment, income and asset verification
  - 92.2% prime with credit score ≥670
- Strong asset quality through end of 1Q21
  - 30-89 days past due
    - 1Q21 – 0.21%
    - 4Q20 – 0.29%
  - NPLs
    - 1Q21 – 1.35%
    - 4Q20 – 1.36%



Construction, 4.0%
Total Outstanding at 3/31/21 $582M
Jumbo, 42.8%
Rental, 0.9%
Conforming, 52.3%

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HORIZON BANK

Strong Liquidity Position

- Improved and strong liquidity position and borrowing capacity as of 3/31/21
- $1.4B securities portfolio consistently managed for liquidity rather than return
- Ample sources of liquidity at the holding company including ~$127.6M of unencumbered cash (as of 3/31/21) and increased security portfolio by ~$121.1M
- Expected additional liquidity from forgiveness of PPP loans, warehouse loan balances returning to normal levels when refinance activity decreases and continued deposit growth
- Deleverage strategy completed in 4th quarter by prepaying $83.0M in FHLB advances with a weighted average cost of 2.61% via $62.0M in cash and $21.0M in security sales resulting in ~ $1.2M in prepayment penalties, net of gain on sale of securities.

Securities Portfolio at March 31, 2021: $1.4B



U.S. Treasury, 3%
Corporate, 1%
Federal agency MBS, 7%
Federal agency CMO, 8%
State and municipal, 81%

Bank Level Liquidity ($M) (3/31/21)	
Available Unused Line Liquidity	
FHLB Advances	$294
Federal Reserve Discount Window	472
Unsecured Fed Funds	180
TOTAL	$946

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 11.5% 11.1% 11.6% 12.0% 11.3% 12.8% 11.5% 11.5% 11.9% 11.7% 11.5% 11.8% 2016 2017 2018 2019 2020 1Q21 10.4% 9.9% 10.1% 10.5% 10.7% 10.8% 9.3% 9.7% 9.9% 9.7% 9.0% 9.0% 2016 2017 2018 2019 2020 1Q21 13.9% 12.9% 13.4% 14.0% 14.9% 16.9% 13.2% 13.5% 13.7% 13.4% 13.8% 14.3% 2016 2017 2018 2019 2020 1Q21 Source: S&P Global Market Intelligence. Note: Company closed the acquisition of Salin Bancshares, Inc. in March 2019. 34 TCE / TA (%) Leverage Ratio (%) Total RBC Ratio (%) 4.0% Adequate + Buffer 7.0% KBW Regional Bank Index Median - MRQ Robust Capital Foundation 10.5% HBNC Ratio 8.3% 8.5% 8.8% 9.3% 9.1% 8.8% 8.7% 9.1% 9.2% 9.3% 8.5% 8.6% 2016 2017 2018 2019 2020 1Q21 CET1 Ratio (%)

HORIZON BANK

Historical Financials

($M except per share data)	Year Ended December 31, 2015	2016	2017	2018	2019	2020	Quarter Ended, 3/31/20	6/30/20	9/30/20	12/31/20	3/31/21
Balance Sheet:											
Total Assets	$2,652	$3,141	$3,964	$4,247	$5,247	$5,887	$5,351	$5,739	$5,790	$5,887	$6,056
Gross Loans	$1,757	$2,144	$2,838	$3,014	$3,641	$3,881	$3,714	$3,994	$4,043	$3,881	$3,672
Deposits	$1,880	$2,471	$2,881	$3,139	$3,931	$4,531	$3,882	$4,308	$4,336	$4,531	$4,722
Tangible Common Equity	$197	$255	$325	$362	$478	$517	$454	$476	$495	$518	$516
Profitability:											
Net Income	$20.5	$23.9	$33.1	$53.1	$66.5	$68.5	$11.7	$14.6	$20.3	$21.9	$20.4
Return on Average Assets	0.87%	0.81%	0.97%	1.31%	1.35%	1.22%	0.89%	1.05%	1.40%	1.49%	1.40%
Return on Average Equity	9.9%	7.9%	8.7%	11.2%	11.0%	10.3%	7.0%	9.1%	12.1%	12.8%	11.9%
Net Interest Margin	3.56%	3.29%	3.75%	3.71%	3.69%	3.44%	3.56%	3.47%	3.29%	3.34%	3.29%
Efficiency Ratio(1)	70.0%	71.5%	65.3%	60.7%	59.9%	57.0%	58.8%	56.2%	55.6%	57.5%	57.0%
Asset Quality(2):											
NPAs & 90+ PD / Assets	0.75%	0.44%	0.44%	0.41%	0.47%	0.49%	0.50%	0.53%	0.55%	0.49%	0.44%
NPAs & 90+ PD / Loans + OREO	1.13%	0.65%	0.61%	0.57%	0.68%	0.74%	0.72%	0.77%	0.78%	0.74%	0.47%
Reserves / Total Loans	0.83%	0.69%	0.58%	0.59%	0.49%	1.47%	1.30%	1.38%	1.39%	1.47%	1.56%
NCOs / Avg. Loans	0.32%	0.08%	0.04%	0.05%	0.06%	0.05%	0.04%	0.04%	0.08%	0.02%	0.02%
Bancorp Capital Ratios:											
TCE Ratio	7.6%	8.3%	8.5%	8.8%	9.4%	9.1%	8.8%	8.6%	8.8%	9.1%	8.8%
Leverage Ratio	9.8%	10.4%	9.9%	10.1%	10.5%	10.7%	10.1%	10.8%	10.6%	10.7%	10.8%
Tier 1 Capital Ratio	13.2%	13.2%	12.4%	12.8%	13.5%	14.0%	12.8%	13.4%	13.2%	14.0%	15.6%
Total Capital Ratio	14.0%	13.9%	12.9%	13.4%	14.0%	14.9%	13.7%	14.4%	14.2%	14.9%	16.9%

(1) Footnote Index included in Appendix (see slide 49 for non-GAAP reconciliation)
(2) As calculated by S&P Global Market Intelligence.

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Leader In Our Core Markets

MSA	HBNC Rank	HBNC Branches	HBNC Market Share	Deposits in Market ($M)	2020 Median HHI	'20-'25 Est. Pop. Change	'20-'25 Est. HHI Change
Michigan City-La Porte, IN	1	8	57.7%	$1,150	$53,255	0.1%	6.8%
Indianapolis-Carmel-Anderson, IN	16	9	1.0%	680	65,306	3.8%	11.2%
Chicago-Naperville-Elgin, IL-IN-WI	67	10	0.1%	548	74,285	0.1%	11.5%
Lafayette-West Lafayette, IN	4	7	8.4%	322	59,404	3.9%	10.9%
Midland, MI	2	1	12.6%	255	69,009	0.0%	16.9%
Niles, MI	4	5	9.9%	232	53,488	-0.5%	10.8%
Lansing-East Lansing, MI	14	2	1.7%	150	61,675	1.6%	11.5%
Logansport, IN	3	2	18.5%	148	50,939	-0.2%	9.9%
Auburn, IN	3	3	16.1%	129	58,507	2.3%	9.4%
Warsaw, IN	5	4	5.7%	101	65,982	2.0%	11.4%
Grand Rapids-Kentwood, MI	21	2	0.4%	99	67,365	3.2%	11.9%
Columbus, IN	6	2	6.1%	96	67,372	3.3%	12.8%
Kalamazoo-Portage, MI	10	1	2.0%	82	63,546	2.6%	15.4%
Fort Wayne, IN	14	4	1.0%	79	58,865	3.0%	10.6%
Sturgis, MI	5	1	7.8%	68	55,036	0.4%	11.5%
Marion, IN	6	1	7.4%	61	47,353	-1.9%	11.1%
Kokomo, IN	7	2	3.4%	46	52,734	0.6%	7.5%
Kendallville, IN	5	2	6.6%	44	59,362	1.0%	9.6%
South Bend-Mishawaka, IN-MI	13	2	0.7%	35	58,213	1.4%	15.4%
Saginaw, MI	13	1	0.7%	18	48,941	-1.8%	9.2%
Elkhart-Goshen, IN	14	1	0.3%	12	65,928	2.5%	16.4%
Total Franchise		73		$4,433	$60,882	1.3%	10.4%

Source: S&P Global Market Intelligence. Deposit data as of 6/30/20, estimated pro forma for recent or pending transactions per S&P Global Market Intelligence

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 37 Slide 12 • Adjusted net income and adjusted diluted EPS excludes one-time merger expenses, (gain)/loss on sale of securities and death benefit on bank owned life insurance, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Pre-tax, pre-provision income excludes income tax expense and credit loss expense. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted net interest income and adjusted net margin exclude acquisition-related purchase accounting adjustments. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted ROAA and Adjusted pre-tax, pre-provision ROAA excludes one-time merger expenses, (gain)/loss on sale of securities and death benefit on bank owned life insurance, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 13 • Adjusted net interest income and adjusted net interest margin excludes prepayment penalties on borrowings and acquisition-related purchase accounting adjustments. Adjusted cost of core funds includes average balances of non- interest bearing deposits and excludes prepayment penalties on borrowings. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 15 • Average cost of average total deposits includes average balances of non-interest bearing deposits. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 17 • Adjusted efficiency ratio excludes one-time merger expenses, (gain)/loss on sale of securities and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slides 38-49 Use of Non-GAAP Financial Measures • Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts, one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. Footnote Index

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 38 Footnote Index March 31, December 31, September 30, June 30, March 31, 2021 2020 2020 2020 2020 Pre-tax income 23,872$ 23,860$ 24,638$ 16,632$ 13,239$ Provision for credit losses 367 3,042 2,052 7,057 8,600 Pre-tax, pre-provision net income 24,239$ 26,902$ 26,690$ 23,689$ 21,839$ Pre-tax, pre-provision net income 24,239$ 26,902$ 26,690$ 23,689$ 21,839$ Merger expenses - - - - - (Gain)/loss on sale of investment securities (914) (2,622) (1,088) (248) (339) Death benefit on bank owned life insurance - - (31) - (233) Prepayment penalties on borrowings - 3,804 - - - Adjusted pre-tax, pre-provision net income 23,325$ 28,084$ 25,571$ 23,441$ 21,267$ Average Assets 5,936,149$ 5,864,086$ 5,768,691$ 5,620,695$ 5,257,332$ Unadjusted pre-tax, pre-provision ROAA 1.66% 1.83% 1.84% 1.70% 1.67% Adjusted pre-tax, pre-provision ROAA 1.59% 1.91% 1.76% 1.68% 1.63% Three Months Ended Non-GAAP Reconciliation of Pre-Tax, Pre-Provision Net Income (Dollars in Thousands, Unaudited)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 39 Footnote Index March 31, December 31, September 30, June 30, March 31, 2021 2020 2020 2020 2020 Net income as reported 20,422$ 21,893$ 20,312$ 14,639$ 11,655$ Merger expenses - - - - - Tax effect - - - - - Net income excluding merger expenses 20,422 21,893 20,312 14,639 11,655 (Gain)/loss on sale of investment securities (914) (2,622) (1,088) (248) (339) Tax effect 192 551 228 52 71 Net income excluding (gain)/loss on sale of investment securities 19,700 19,822 19,452 14,443 11,387 Death benefit on bank owned life insurance ("BOLI") - - (31) - (233) Net income excluding death benefit on BOLI 19,700 19,822 19,421 14,443 11,154 Prepayment penalties on borrowings - 3,804 - - - Tax effect - (799) - - - Net income excluding prepayment penalties on borrowings 19,700 22,827 19,421 14,443 11,154 Adjusted net income 19,700$ 22,827$ 19,421$ 14,443$ 11,154$ Non-GAAP Reconciliation of Net Income (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 40 Footnote Index March 31, December 31, September 30, June 30, March 31, 2021 2020 2020 2020 2020 Net income as reported 0.46$ 0.50$ 0.46$ 0.33$ 0.26$ Merger expenses - - - - - Tax effect - - - - - Net income excluding merger expenses 0.46 0.50 0.46 0.33 0.26 (Gain)/loss on sale of investment securities (0.02) (0.06) (0.02) (0.01) (0.01) Tax effect - 0.01 0.01 - - Net income excluding (gain)/loss on sale of investment securities 0.44 0.45 0.45 0.32 0.25 Death benefit on bank owned life insurance ("BOLI") - - - - (0.01) Net income excluding death benefit on BOLI 0.44 0.45 0.45 0.32 0.24 Prepayment penalties on borrowings - 0.09 - - - Tax effect - (0.02) - - - Net income excluding prepayment penalties on borrowings 0.44 0.52 0.45 0.32 0.24 Adjusted net income 0.44$ 0.52$ 0.45$ 0.32$ 0.24$ Three Months Ended Non-GAAP Reconciliation of Diluted Earnings per Share (Dollars in Thousands, Unaudited)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 41 Footnote Index March 31, December 31, September 30, June 30, March 31, 2021 2020 2020 2020 2020 Average assets 5,936,149$ 5,864,086$ 5,768,691$ 5,620,695$ 5,257,332$ Return on average assets ("ROAA") as reported 1.40% 1.49% 1.40% 1.05% 0.89% Merger expenses - - - - - Tax effect - - - - - ROAA excluding merger expenses 1.40 1.49 1.40 1.05 0.89 (Gain)/loss on sale of investment securities (0.06) (0.18) (0.08) (0.02) (0.03) Tax effect 0.01 0.04 0.02 - 0.01 ROAA excluding (gain)/loss on sale of investment securities 1.35 1.35 1.34 1.03 0.87 Death benefit on bank owned life insurance ("BOLI") - - - - (0.02) ROAA excluding death benefit on BOLI 1.35 1.35 1.34 1.03 0.85 Prepayment penalty on borrowings - 0.26 - - - Tax effect - (0.05) - - - ROAA excluding prepayment penalties on borrowings 1.35 1.56 1.34 1.03 0.85 Adjusted ROAA 1.35% 1.56% 1.34% 1.03% 0.85% Non-GAAP Reconciliation of Return on Average Assets (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 42 Footnote Index March 31, December 31, September 30, June 30, March 31, 2021 2020 2020 2020 2020 Net interest income as reported 42,538$ 43,622$ 43,397$ 42,996$ 40,925$ Average interest earning assets 5,439,634 5,365,888 5,251,611 5,112,636 4,746,202 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.29% 3.34% 3.39% 3.47% 3.56% Net interest income as reported 42,538$ 43,622$ 43,397$ 42,996$ 40,925$ Prepayment penalties on borrowings - 3,804 - - - Acquisition-related purchase accounting adjustments ("PAU") (1,579) (2,461) (1,488) (1,553) (1,434) Adjusted net interest income 40,959$ 44,965$ 41,909$ 41,443$ 39,491$ Adjusted net interest margin 3.17% 3.44% 3.27% 3.35% 3.44% Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 43 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2019 2019 2019 2019 2018 2018 2018 2018 Net interest income as reported 41,519$ 43,463$ 41,529$ 34,280$ 33,836$ 33,772$ 33,550$ 33,411$ Average interest earning assets 4,748,217 4,623,985 4,566,674 3,929,296 3,808,822 3,717,139 3,638,801 3,580,143 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.58% 3.82% 3.73% 3.62% 3.60% 3.67% 3.78% 3.81% Net interest income as reported 41,519$ 43,463$ 41,529$ 34,280$ 33,836$ 33,772$ 33,550$ 33,411$ Prepayment penalties on borrowings - - - - - - - - Acquisition-related purchase accounting adjustments ("PAU") (1,042) (1,739) (1,299) (1,510) (1,629) (789) (1,634) (2,037) Adjusted net interest income 40,477$ 41,724$ 40,230$ 32,770$ 32,207$ 32,983$ 31,916$ 31,374$ Adjusted net interest margin 3.49% 3.67% 3.61% 3.46% 3.43% 3.59% 3.60% 3.58% Three Months EndedThree Months Ended Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 44 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2017 2017 2017 2017 2016 2016 2016 2016 Net interest income as reported 31,455$ 27,879$ 27,198$ 25,568$ 20,939$ 24,410$ 20,869$ 19,774$ Average interest earning assets 3,471,169 3,078,611 2,943,627 2,797,429 2,932,145 2,957,944 2,471,354 2,367,250 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.71% 3.71% 3.84% 3.80% 2.92% 3.37% 3.48% 3.45% Net interest income as reported 31,455$ 27,879$ 27,198$ 25,568$ 20,939$ 24,410$ 20,869$ 19,774$ Prepayment penalties on borrowings - - - - 4,839 - - - Acquisition-related purchase accounting adjustments ("PAU") (868) (661) (939) (1,016) (900) (459) (397) (547) Adjusted net interest income 30,587$ 27,218$ 26,259$ 24,552$ 24,878$ 23,951$ 20,472$ 19,227$ Adjusted net interest margin 3.61% 3.63% 3.71% 3.66% 3.45% 3.31% 3.42% 3.36% Three Months Ended Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 45 Footnote Index March 31, December 31, September 30, June 30, March 31, 2021 2020 2020 2020 2020 Total interest expense as reported 5,051$ 9,612$ 6,749$ 7,348$ 10,729$ Average interest bearing liabilities 4,116,568 4,077,223 4,027,057 3,975,297 3,814,785 Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities") 0.50% 0.94% 0.67% 0.74% 1.13% Total interest expense as reported 5,051$ 9,612$ 6,749$ 7,348$ 10,729$ Prepayment penalties on borrowings - (3,804) - - - Adjusted interest expense 5,051$ 5,808$ 6,749$ 7,348$ 10,729$ Average interest bearing liablities 4,116,568 4,077,223 4,027,057 3,975,297 3,814,785 Average non-interest bearing deposits 1,063,268 1,037,232 996,427 924,890 717,257 Average core funding 5,179,836$ 5,114,455$ 5,023,484$ 4,900,187$ 4,532,042$ Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds") 0.40% 0.45% 0.53% 0.60% 0.95% Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities (Dollars in Thousands, Unaudited) Three Months Ended

Footnote Index

Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities
(Dollars in Thousands, Unaudited)

	Three Months Ended				Three Months Ended			
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Total interest expense as reported	$ 11,879	$ 12,248	$ 12,321	$ 11,093	$ 9,894	$ 8,499	$ 7,191	$ 6,015
Average interest bearing liabilities	3,794,943	3,601,144	3,570,713	3,131,276	3,021,310	2,971,074	2,929,913	2,869,372
Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities")	1.24%	1.35%	1.38%	1.44%	1.30%	1.13%	0.98%	0.85%
Total interest expense as reported	$ 11,879	$ 12,248	$ 12,321	$ 11,093	$ 9,894	$ 8,499	$ 7,191	$ 6,015
Prepayment penalties on borrowings	-	-	-	-	-	-	-	-
Adjusted interest expense	$ 11,879	$ 12,248	$ 12,321	$ 11,093	$ 9,894	$ 8,499	$ 7,191	$ 6,015
Average interest bearing liablities	3,794,943	3,601,144	3,570,713	3,131,276	3,021,310	2,971,074	2,929,913	2,869,372
Average non-interest bearing deposits	747,513	818,164	818,872	643,601	656,114	640,983	605,188	595,644
Average core funding	$ 4,542,456	$ 4,419,308	$ 4,389,585	$ 3,774,877	$ 3,677,424	$ 3,612,057	$ 3,535,101	$ 3,465,016
Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds")	1.04%	1.10%	1.13%	1.19%	1.07%	0.93%	0.82%	0.70%

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities
(Dollars in Thousands, Unaudited)

	Three Months Ended				Three Months Ended			
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total interest expense as reported	$ 5,319	$ 4,191	$ 3,607	$ 3,266	$ 8,450	$ 4,552	$ 3,781	$ 3,754
Average interest bearing liabilities	2,766,948	2,459,262	2,375,827	2,246,550	2,369,810	2,443,986	2,058,463	1,974,325
Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities")	0.76%	0.68%	0.61%	0.59%	1.42%	0.74%	0.74%	0.76%
Total interest expense as reported	$ 5,319	$ 4,191	$ 3,607	$ 3,266	$ 8,450	$ 4,552	$ 3,781	$ 3,754
Prepayment penalties on borrowings	-	-	-	-	(4,839)	-	-	-
Adjusted interest expense	$ 5,319	$ 4,191	$ 3,607	$ 3,266	$ 3,611	$ 4,552	$ 3,781	$ 3,754
Average interest bearing liablities	2,766,948	2,459,262	2,375,827	2,246,550	2,369,810	2,443,986	2,058,463	1,974,325
Average non-interest bearing deposits	603,733	540,109	499,446	491,154	504,274	462,253	364,822	339,141
Average core funding	$ 3,370,681	$ 2,999,371	$ 2,875,273	$ 2,737,704	$ 2,874,084	$ 2,906,239	$ 2,423,285	$ 2,313,466
Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds")	0.63%	0.55%	0.50%	0.48%	0.50%	0.62%	0.63%	0.66%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 48 Footnote Index March 31, December 31, 2021 2020 Total deposit interest expense as reported 2,343$ 2,718$ Average interest bearing deposits 3,524,103 3,450,824 Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing Deposits") 0.27% 0.31% Average interest bearing deposits 3,524,103 3,450,824 Average non-interest bearing deposits 1,063,268 1,037,232 Average total deposits 4,587,371$ 4,488,056$ Annualzied deposit interest expense as a percentage of average total deposits ("Cost of Total Deposits") 0.21% 0.24% Three Months Ended

Footnote Index

Non-GAAP Calculation and Reconciliation of Efficiency Ratio and Adjusted Efficiency Ratio
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Non-GAAP Calculation of Efficiency Ratio					
Non-interest expense as reported	$ 32,172	$ 36,453	$ 33,407	$ 30,432	$ 31,149
Net interest income as reported	42,538	43,622	43,397	42,996	40,925
Non-interest income as reported	13,873	19,733	16,700	11,125	12,063
Non-interest expense/ (Net interest income + Non-interest income) ("Efficiency Ratio")	57.03%	57.54%	55.59%	56.23%	58.79%
Non-GAAP Reconciliation of Adjusted Efficiency Ratio					
Non-interest expense as reported	$ 32,172	$ 36,453	$ 33,407	$ 30,432	$ 31,149
Merger expenses	-	-	-	-	-
Non-interest expense excluding merger expenses	32,172	36,453	33,407	30,432	31,149
Net interest income as reported	42,538	43,622	43,397	42,996	40,925
Prepayment penalties on borrowings	-	3,804	-	-	-
Net interest income excluding prepayment penalties on borrowings	42,538	47,426	43,397	42,996	40,925
Non-interest income as reported	13,873	19,733	16,700	11,125	12,063
(Gain)/loss on sale of investment securities	(914)	(2,622)	(1,088)	(248)	(339)
Death benefit on bank owned life insurance ("BOLI")	-	-	(31)	-	(233)
Non-interest income excluding (gain)/loss on sale of investment securities and death benefit on BOLI	$ 12,959	$ 17,111	$ 15,581	$ 10,877	$ 11,491
Adjusted efficiency ratio	57.97%	56.48%	56.64%	56.49%	59.43%

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